SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           AMENDMENT NO. 1 TO FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 26, 2004

                                Osprey Gold Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

    000-28107                                              88-0399260
(Commission File Number)                       (IRS Employer Identification No.)

          210 Broadway, Suite 208, Orangeville, Ontario, Canada L9W 5G4

               (Address of Principal Executive Offices)(Zip Code)

                                 (519) 940-8117
              (Registrant's Telephone Number, Including Area Code)

    Incitations, Inc., 35 Commerce Road, Orangeville, Ontario, Canada L9W 3X5

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below): |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a012 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

The purpose of this Amendment to Form 8-K filing is to correct the Form 8-K filed with the SEC on August 26, 2004 (SEC File No. 000-28107) as follows:

The original Form 8-K stated that 18,000,000 shares issued for mining claims were actually issued as follows: 11,000,000 shares were issued for the mining claims and 7,000,000 shares were issued to unrelated parties for various services rendered to us. In fact, 12,000,000 shares were issued for mining claims and 6,000,000 shares were issued to unrelated parties for various services rendered to us.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OSPREY GOLD CORP.


                                           By: /s/Gordon Leliever
                                                  Gordon Leliever
                                           President,  Principal  Executive
                                           Officer,  Principal Financial
                                           Officer and Director

September 2, 2004